UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 14, 2017

IMMUNOMEDICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-12104	61-1009366
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

300 The American Road Morris Plains, New Jersey	07950
(Address of Principal Executive Offices)	(Zip Code)

(973) 605-8200

Registrant’s telephone number, including area code

(Former name or former address if changed since last report,)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                           UNREGISTERED SALES OF EQUITY SECUTITIES

On September 14, 2017, Immunomedics, Inc. (also referred to as “we” or “our”) entered into privately negotiated exchange agreements with a limited number of holders (“Noteholders”) of our outstanding 4.75% Convertible Senior Notes due 2020 (the “Convertible Notes”), pursuant to which we agreed to exchange, in a private placement in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Exchanges”), approximately $80.0 million in aggregate principal amount of the Convertible Notes held by the Noteholders for (a) approximately 14,100,017 newly issued shares of our common stock, par value $0.01 per share (the “Common Stock”), plus (b) an additional number of newly issued shares of Common Stock to be determined based on the volume-weighted average trading price of the Common Stock over the three trading days beginning on September 15, 2017.

We anticipate that the Exchanges will be completed on or about September 21, 2017.  Upon completion of the Exchanges, the aggregate principal amount of the Convertible Notes is expected to be reduced to approximately $20.0 million.

The foregoing description of the exchange agreements is qualified in its entirety by reference to the form of exchange agreement filed as Exhibit 10.1 of this Current Report, which is incorporated by reference herein.

This Current Report does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 8.01                                           OTHER EVENTS

We issued a press release on September 15, 2017 in connection with entering into the exchange agreements and the Exchanges.  The press release is filed as Exhibit 99.1 of this Current Report and is incorporated by reference herein.

Item 9.01                                           FINANCIAL STATEMENTS AND EXHIBITS

(d): The following exhibits are being filed herewith:

Exhibit No.	Exhibit

10.1	Form of Exchange Agreement

99.1	Press Release of Immunomedics, Inc. dated September 15, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOMEDICS, INC.

Date: September 15, 2017	By:	/s/ Michael R. Garone
Name: Michael R. Garone
Title: Interim Chief Executive Officer, Vice President, Finance, and Chief Financial Officer